Exhibit 1.01

Exhibit 1.01 Conflict Minerals Disclosure and Report

In accordance with the execution of this SD Form, UMC has concluded in good faith that during 2023

(a)

UMC is a manufacturer and seller of patterned semiconductor wafers and/or die cut from such wafers. Various materials, inclusive of but not limited to tantalum, tin, gold and tungsten (“Conflict Minerals”) are necessary for the functionality or production of such semiconductor wafers manufactured by UMC or contracted by UMC to be manufactured.

(b)

In addition to a supply chain control system supervising all new and existing material suppliers’ and contractors’ Conflict Minerals usage, UMC has adopted RBA (Responsible Business Alliance) RMI (Responsible Minerals Initiative) “Conflict Minerals Reporting Template” to conduct a country of origin inquiry regarding those Conflict Minerals utilized by UMC and UMC’s contractors. UMC has been the member of RMI and conducted on-site auditing activities of supply chain companies to check the suppliers’ and contractors’ relevant data. All the aforementioned membership and implemented mechanisms enhance UMC’s supply chain management with information reasonably necessary for the compliance with the rules and regulations in relation to the Conflict Minerals. After the reasonable country of origin inquiry and auditing activities, UMC is of the opinion that Conflict Minerals utilized by UMC and UMC’s contractors are all conflict-free. Responses from these consolidated suppliers are summarized as exhibit (a):

(c)

UMC also consolidated its subsidiary companies to perform a country of origin inquiry similar to that described in the above paragraph (b). All these consolidated subsidiary companies determine that Conflict Minerals utilized by them and their contractors are all conflict-free. Responses from these consolidated subsidiary companies are summarized as exhibit (b):

(d)

The disclosure of UMC’s related material suppliers, outsourcing companies and subsidiary companies for the most recent 5 years is displayed in the following trend chart; all suppliers and companies are conflict-free.

(e)	Summary smelters come from the country list as exhibit (c):

(f)	Total smelter list as shown in exhibit (d):

About UMC

UMC’s Business

UMC (NYSE: UMC, TWSE: 2303) is a leading global semiconductor foundry. The company provides high quality IC production with a focus on both logic and specialty technologies to serve every major sector of the electronics industry. UMC’s comprehensive technology and manufacturing solutions include logic/RF, display driver IC, embedded flash, RFSOI/BCD on 8” & 12” wafers and IATF-16949 automotive manufacturing certification for all wafer fabs. UMC operates 12 fabs that are located throughout Asia with a maximum capacity of more than 750,000 8-inch equivalent wafers per month. The company employs approximately 19,000 people worldwide, with offices in Taiwan, China, United States, Europe, Japan, Korea and Singapore. For more information, please visit: http://www.umc.com.

UMC’s Products Covered by this Report

UMC is a manufacturer and seller of patterned semiconductor wafers (“product” or “products”) and/or die cut from such wafers. Various materials, inclusive of but not limited to tantalum, tin, gold and tungsten (“Conflict Minerals”) are necessary to the functionality or production of such semiconductor wafers manufactured by UMC or contracted by UMC to be manufactured.

This report relates to products: (i) for which Conflict Minerals are necessary to the functionality or production of that product; (ii) that were manufactured, or contracted to be manufactured by UMC.

On the basis of a reasonable country of origin inquiry and investigation measures described herein, UMC source Conflict Minerals material from conflict-free smelter or refiners.

We have approximately 3,000 suppliers. As a “downstream” company with many tiers in our supply chain, we generally do not have a direct relationship with Conflict Minerals smelters and refiners. It is difficult for us to identify actors upstream from our direct material suppliers, and we rely on our direct material suppliers to provide information on the smelters and refiners as well as the origin of Conflict Minerals contained in parts, products or services supplied to us, including sources of Conflict Minerals that are supplied to them from their upstream suppliers. These direct material suppliers similarly rely on information provided by their suppliers.

We are a member of the Responsible Minerals Initiative (RMI). The RMI is a broad-based initiative to develop control systems regarding smelters and refiners through independently validated audits under the RMI’s Conflict-Free Smelter Program.

Reasonable Country of Origin Inquiry

UMC conducted efforts in good faith to determine whether the Conflict Minerals found in our products may have originated in the Covered Countries or are from recycled or scrap sources.

The head technician of our Manufacture Technical Developer (MTD) dept. supported the effort to filter out material suppliers and outsourcing suppliers that were most likely to provide material, products or services containing Conflict Minerals, and we sent 631 surveys to relevant suppliers and subsidiaries (total 33 suppliers & subsidiaries) in 2023.

All related suppliers & subsidiaries were notified through a defined process via both email and personalized contact, which included offers of assistance and further information to the supplier & subsidiaries about the requirements of the U.S. SEC Rule (the “Rule”) and the compliance program.

The Conflict Minerals compliance program includes automated data validation on all submitted Questionnaires. The goal of data validation is to increase the accuracy of submissions and identify any contradictory answers in the Questionnaire. All submitted forms are accepted and classified as valid or invalid such that all data is retained.

Based on the suppliers and subsidiaries responses received regarding the Company’s Conflict Minerals, which included thousands of alleged smelter or refiner names, we compiled a list of unique smelters or refiners, including information regarding associated countries of origin. UMC performed the check on the smelters or refiners on the unique list that were known, reasonably believed, or that had unknown sources from the “Covered Countries” or that had unknown sourcing in general.

UMC Conflict Minerals Management

UMC Conflict Minerals Management Workflow

UMC Conflict Minerals Management Steps

Step 1: Establish Strong Company Management Procedure

UMC has established a management procedure to determine the source and chain of custody of Conflict Minerals in our supply chain.

a. Mission Statement. We have adopted a Conflict Minerals mission statement that outlines to suppliers and customers our commitment to responsible sourcing of Conflict Minerals throughout our global supply chain and to comply with the Rule. The Mission Statement is publicly available on our website at: http://www.umc.com/chinese/CSR/c_3.asp

b. Internal Team. Our management procedure includes oversight of our Conflict Minerals and investigation processes by a team made up of representatives from UMC such as:

•	MTD & Product manufactory Dept.: to filter out the material suppliers and outsourcing suppliers that were most likely to provide material, products or services containing Conflict Minerals.

•	Procurement Dept.: sourcing Conflict-Free material suppliers and review supply chain Conflict-Minerals status.

•	Quality Insurance Dept.: to design a mechanism to ask for suppliers’ Conflict-Minerals statement announcement in the New Material Evaluation Form.

•	Information Technology (IT) Dept.: Coding Conflict Minerals statement announcement in New Material Evaluation Form.

c. Control Systems. We utilize the Questionnaire sent to our suppliers & subsidiaries to gather information on the chain of custody of the Conflict Minerals included in our products & material. In addition, we are a member of the Conflict-Free Sourcing Initiative, an industry-wide initiative working to develop conflict-free supply chains.

d. Supplier Engagement. We have communicated to the suppliers & subsidiaries obligations under the Rule by distributing to them background information on the Rule along with the Questionnaire. In addition, through our Vendor, we provide training materials on Conflict Minerals compliance to suppliers & subsidiaries. We are integrating a Conflict Minerals compliance provision into our purchasing SOP with material suppliers that sets forth UMC’s expectations that such material suppliers will cooperate with UMC’s Conflict Minerals and due diligence measures as required by the Rule.

e. Grievance Mechanism. We have a company level Helpline that provides employees and suppliers with a mechanism to report violations of our policies or other concerns.

Step 2: Identify and Assess Risk in the Supply Chain

a. Distribution of Questionnaires to suppliers & subsidiaries.

In 2023, we distributed the Questionnaire to suppliers & subsidiaries in order to gather information on our supply chain, including (i) whether any of the minerals which could potentially be classified as Conflict Minerals are contained in materials they supplied to UMC (Conflict Minerals declaration), (ii) whether those minerals are necessary to the functionality or production in which they are used (Process information), and (iii) the smelter and refiners and whether those minerals originated from the Covered Countries (the newest RBA CMRT report).

b. Assessment of suppliers & subsidiaries responses.

We reviewed each response from suppliers & subsidiaries to assess the adequacy of such response. If supplier responses indicate that Conflict Minerals contained in products provided to UMC may have originated from the Covered Countries, then such responses are sent to the Conflict Minerals team for further review and determination of follow-up steps.

Step 3: Design and Implement a Strategy to Respond to Identified Risks

We have a risk management plan to address concerns that a supplier may be providing to UMC products that contain Conflict Minerals sourced from the Covered Countries. If a supplier indicates that its products may contain Conflict Minerals sourced from the Covered Countries, we will follow up with the supplier to gather more information, including the basis for the information provided and other information regarding the sourcing country and smelter. Identified risks will be reported to the Conflict Minerals Team, which will determine appropriate follow-up actions, if any, to mitigate risks. There have been no known instances of high risk issues in the supply chain that require follow-up actions to be considered.

To ensure that supplier & subsidiaries understand our expectations with respect to compliance with the Rule, we distribute background information on the Rule, along with our Mission Statement on Conflict Minerals compliance to the suppliers & subsidiaries in addition to the Questionnaire on our website at: http://www.umc.com/chinese/CSR/c_3.asp.

Step 4: Tracing lot traceability & Audit for Suppliers’ Supply Chain investigated to identify Points in the Supply Chain

UMC relies on the RMI’s Conflict-Free Smelter Program to perform lot traceability audits of smelters and refiners. We validate whether any Conflict Minerals sourced from the Covered Countries is conflict-free based on the information provided by our Supplier Group and on the information available from RMI.

Following up with an onsite audit to make sure our suppliers complied with RMI’s Conflict-Free rules, we used a lot traceability mechanism to investigate 8 suppliers’ materials to verify that they were Conflict-Free in 2023 The onsite audit results met our Conflict-Free policy.

Below is our supply chain Conflict minerals assessment and on site audit performance:

Step 5: Labelled product with Conflict Minerals FREE

UMC has labelled our products as conflict-free with a visible sticker to stress Conflict Minerals FREE

_ _

Step 6: Report on Supply Chain Status

This Conflict Minerals Report shall be filed with the SEC and is publicly available at http://www.umc.com/english/CSR/C_3.asp

UMC Policy of Conflict Minerals

Ensure all the suppliers source materials from conflict-free smelters or refiners.

(a)	Commitment of Conflict Minerals

UMC is a party to the global consensus for supporting supply chain and source management and uses certified sources of minerals from non-conflict areas. UMC also requires suppliers to ensure that their supplied materials to UMC and the supply chain are free from Conflict Minerals. When selecting new suppliers or assessing existing suppliers, UMC requires all of our suppliers to source the Covered Minerals from smelters or refiners who have been certified by independent third parties under the RMI’s Responsible Minerals Assurance Process (RMAP).

(b)	Management of Conflict Minerals

At UMC, we enforce Conflict Minerals management according to the Disclosures Relating to Conflict Minerals prescribed in Rule 13p-1 of the U.S. Securities and Exchange Act of 1934 of the US Securities and Exchange Commission (SEC). During new supplier selection, UMC requires new suppliers to introduce assessment systems and to present sourcing of minerals from conflict regions. Existing suppliers are also required to actively investigate and verify specified materials (gold, tantalum, tin, and tungsten), sign agreements prohibiting the use of Conflict Minerals, or provide a declaration thereof. UMC also exercises Conflict Minerals Investigation when implementing our investigations, and annual supplier audits were carried out to check whether upstream smelters / refiners of the suppliers utilize Conflict Minerals. Lot traceability for the supply chain is in place to ensure that no Conflict Minerals have been used. UMC is also an active participant of global advocacy groups such as the Responsible Minerals Initiative (RMI) of RBA. Information on suppliers that meet conflict mineral requirements was acquired from the Responsible Minerals Assurance Process (RMAP) as a basis for supply chain and source management. Suppliers were also required to refer to the latest Conflict Minerals Reporting Template of RBA to provide information related to Conflict Minerals. Dedicated UMC personnel were assigned to verify a supplier’s compliance to RBA standards for ensuring the total exclusion of Conflict Minerals usage.

In addition to implementing Conflict Minerals management according to corporate policy and commitment, UMC also submits Specialized Disclosure (SD) forms to the U.S. SEC while publishing the completed forms on its official website to declare the outcomes of Conflict Minerals management efforts and demonstrate our commitment to corporate social responsibilities.

EXHIBIT

(a)	Summary for Suppliers Smelter List:

Supplier code	Metal	UMC (Taiwan)	UMC (SG Branch)	Subsidiary companies	Outsourcing
A	Gold				V

A	Tin				V

C	Tantalum	V	V	V

D	Tungsten	V		V

E	Tantalum	V	V	V

G	Gold				V

G	Tantalum	V	V	V

G	Tungsten	V

I	Tungsten	V	V

J	Gold			V

J	Tantalum		V	V

J	Tungsten			V

K	Gold			V

K	Tantalum			V

K	Tungsten			V

M	Tungsten	V

N	Tantalum			V

O	Tungsten	V

P	Tungsten			V

T	Gold			V

W	Gold	V		V

W	Tantalum	V

AB	Gold			V

AC	Tin				V

AD	Tin				V

AG	Tungsten	V	V	V

AL	Gold				V

AL	Tungsten				V

AO	Tantalum	V		V

AQ	Tungsten			V

AS	Tungsten			V

AU	Tantalum			V

AV	Tantalum	V

(b)	Summary for subsidiary smelter list:

Subsidiary companies	Supplier code	Source of Smelter Identification Number	Smelter ID	Metal	Smelter Reference List	Smelter Name	Smelter Country
Wavetek	K	RMI	CID000711	Gold	Heraeus Germany GmbH Co. KG	Heraeus Germany GmbH Co. KG	GERMANY

Wavetek	K	RMI	CID000113	Gold	Aurubis AG	Aurubis AG	GERMANY

Wavetek	K	RMI	CID000460	Tantalum	F&X Electro-Materials Ltd.	F&X Electro-Materials Ltd.	CHINA

Wavetek	K	RMI	CID001192	Tantalum	Mitsui Mining and Smelting Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	JAPAN

Wavetek	K	RMI	CID000966	Tungsten	Kennametal Fallon	Kennametal Fallon	UNITED STATES OF AMERICA

Wavetek	K	RMI	CID000105	Tungsten	Kennametal Huntsville	Kennametal Huntsville	UNITED STATES OF AMERICA

Wavetek	J	RMI	CID000004	Tungsten	A.L.M.T. Corp.	A.L.M.T. Corp.	JAPAN

Wavetek	J	RMI	CID000568	Tungsten	Global Tungsten & Powders Corp.	Global Tungsten & Powders LLC	UNITED STATES OF AMERICA

Wavetek	J	RMI	CID002044	Tungsten	Wolfram Bergbau und Hutten AG	Wolfram Bergbau und Hutten AG	AUSTRIA

Wavetek	J	RMI	CID002316	Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA

Wavetek	J	RMI	CID002318	Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA

Wavetek	J	RMI	CID002320	Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA

Wavetek	J	RMI	CID002541	Tungsten	H.C. Starck Tungsten GmbH	H.C. Starck Tungsten GmbH	GERMANY

Wavetek	J	RMI	CID002543	Tungsten	Masan High-Tech Materials	Masan High-Tech Materials	VIET NAM

Wavetek	J	RMI	CID002589	Tungsten	Niagara Refining LLC	Niagara Refining LLC	UNITED STATES OF AMERICA

Wavetek	J	RMI	CID000077	Gold	Argor-Heraeus S.A.	Argor-Heraeus S.A.	SWITZERLAND

Wavetek	J	RMI	CID001534	Gold	Royal Canadian Mint	Royal Canadian Mint	CANADA

Wavetek	J	RMI	CID000233	Gold	Chimet S.p.A.	Chimet S.p.A.	ITALY

Wavetek	J	RMI	CID001585	Gold	SEMPSA Joyeria Plateria S.A.	SEMPSA Joyeria Plateria S.A.	SPAIN

Wavetek	J	RMI	CID001163	Tantalum	Metallurgical Products India Pvt., Ltd.	Metallurgical Products India Pvt., Ltd.	INDIA

Wavetek	J	RMI	CID001175	Tantalum	Mineracao Taboca S.A.	Mineracao Taboca S.A.	BRAZIL

Wavetek	J	RMI	CID001200	Tantalum	NPM Silmet AS	NPM Silmet AS	ESTONIA

Wavetek	J	RMI	CID001277	Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA

Wavetek	J	RMI	CID001522	Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA

Wavetek	J	RMI	CID001891	Tantalum	Telex Metals	Telex Metals	UNITED STATES OF AMERICA

Wavetek	J	RMI	CID001969	Tantalum	Ulba Metallurgical Plant JSC	Ulba Metallurgical Plant JSC	KAZAKHSTAN

Wavetek	J	RMI	CID002492	Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA

Wavetek	J	RMI	CID002504	Tantalum	D Block Metals, LLC	D Block Metals, LLC	UNITED STATES OF AMERICA

Wavetek	J	RMI	CID002505	Tantalum	FIR Metals & Resource Ltd.	FIR Metals & Resource Ltd.	CHINA

Wavetek	J	RMI	CID002539	Tantalum	KEMET de Mexico	KEMET de Mexico	MEXICO

Wavetek	J	RMI	CID002544	Tantalum	TANIOBIS Co., Ltd.	TANIOBIS Co., Ltd.	THAILAND

Wavetek	J	RMI	CID002545	Tantalum	TANIOBIS GmbH	TANIOBIS GmbH	GERMANY

Wavetek	K	RMI	CID002548	Tantalum	H.C. Starck Inc.	Materion Newton Inc.	UNITED STATES OF AMERICA

Wavetek	J	RMI	CID002549	Tantalum	TANIOBIS Japan Co., Ltd.	TANIOBIS Japan Co., Ltd.	JAPAN

Wavetek	J	RMI	CID002550	Tantalum	TANIOBIS Smelting GmbH & Co. KG	TANIOBIS Smelting GmbH & Co. KG	GERMANY

Wavetek	J	RMI	CID002557	Tantalum	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA

Wavetek	J	RMI	CID002842	Tantalum	Jiangxi Tuohong New Raw Material	Jiangxi Tuohong New Raw Material	CHINA

Wavetek	W	RMI	CID001761	Gold	Solar Applied Materials Technology Corp.	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA

Wavetek	AB	RMI	CID001119	Gold	Matsuda Sangyo Co., Ltd.	Matsuda Sangyo Co., Ltd.	JAPAN

Wavetek	AG	RMI	CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA

Wavetek	AG	RMI	CID002551	Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA

Wavetek	J	RMI	CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA

Wavetek	AG	RMI	CID002513	Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	CHINA

Wavetek	J	RMI	CID000258	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA

Wavetek	K	RMI	CID001875	Gold	Tanaka Kikinzoku Kogyo K.K.	Tanaka Kikinzoku Kogyo K.K.	JAPAN

USJC	G	RMI	CID000914	Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA

USJC	G	RMI	CID000917	Tantalum	Jiujiang Tanbre Co., Ltd.	Jiujiang Tanbre Co., Ltd.	CHINA

USJC	G	RMI	CID001163	Tantalum	Metallurgical Products India Pvt., Ltd.	Metallurgical Products India Pvt., Ltd.	INDIA

USJC	G	RMI	CID001192	Tantalum	Mitsui Mining and Smelting Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	JAPAN

USJC	E	RMI	CID001277	Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA

USJC	G	RMI	CID001522	Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA

USJC	G	RMI	CID001969	Tantalum	Ulba Metallurgical Plant JSC	Ulba Metallurgical Plant JSC	KAZAKHSTAN

USJC	G	RMI	CID002504	Tantalum	D Block Metals, LLC	D Block Metals, LLC	UNITED STATES OF AMERICA

USJC	G	RMI	CID002506	Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA

USJC	G	RMI	CID002544	Tantalum	TANIOBIS Co., Ltd.	TANIOBIS Co., Ltd.	THAILAND

USJC	G	RMI	CID002545	Tantalum	TANIOBIS GmbH	TANIOBIS GmbH	GERMANY

USJC	E	RMI	CID002548	Tantalum	Materion Newton Inc.	Materion Newton Inc.	UNITED STATES OF AMERICA

USJC	G	RMI	CID002549	Tantalum	TANIOBIS Japan Co., Ltd.	TANIOBIS Japan Co., Ltd.	JAPAN

USJC	G	RMI	CID002550	Tantalum	TANIOBIS Smelting GmbH & Co. KG	TANIOBIS Smelting GmbH & Co. KG	GERMANY

USJC	G	RMI	CID002557	Tantalum	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA

USJC	G	RMI	CID002558	Tantalum	Global Advanced Metals Aizu	Global Advanced Metals Aizu	JAPAN

USJC	D	RMI	CID000258	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA

USJC	D	RMI	CID000568	Tungsten	Global Tungsten & Powders Corp.	Global Tungsten & Powders LLC	UNITED STATES OF AMERICA

USJC	D	RMI	CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA

USJC	D	RMI	CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA

USJC	D	RMI	CID002513	Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	CHINA

USJC	D	RMI	CID002551	Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA

USCXM	AQ	RMI	CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA

USCXM	AQ	RMI	CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA

USCXM	AG	RMI	CID002551	Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA

USCXM	AG	RMI	CID002513	Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	CHINA

USCXM	N	RMI	CID002548	Tantalum	Materion Newton Inc.	Materion Newton Inc.	UNITED STATES OF AMERICA

USCXM	C	RMI	CID002557	Tantalum	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA

USCXM	E	RMI	CID002505	Tantalum	FIR Metals & Resource Ltd.	FIR Metals & Resource Ltd.	CHINA

USCXM	AU	RMI	CID000460	Tantalum	F&X Electro-Materials Ltd.	F&X Electro-Materials Ltd.	CHINA

USCXM	E	RMI	CID001277	Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA

USCXM	AO	RMI	CID002544	Tantalum	TANIOBIS Co., Ltd.	TANIOBIS Co., Ltd.	THAILAND

USCXM	AO	RMI	CID002549	Tantalum	TANIOBIS Japan Co., Ltd.	TANIOBIS Japan Co., Ltd.	JAPAN

USCXM	AO	RMI	CID002550	Tantalum	TANIOBIS Smelting GmbH & Co. KG	TANIOBIS Smelting GmbH & Co. KG	GERMANY

USCXM	AO	RMI	CID002545	Tantalum	TANIOBIS GmbH	TANIOBIS GmbH	GERMANY

USCXM	C	RMI	CID002558	Tantalum	Global Advanced Metals Aizu	Global Advanced Metals Aizu	JAPAN

USCXM	G	RMI	CID002504	Tantalum	D Block Metals, LLC	D Block Metals, LLC	UNITED STATES OF AMERICA

USCXM	G	RMI	CID001163	Tantalum	Metallurgical Products India Pvt., Ltd.	Metallurgical Products India Pvt., Ltd.	INDIA

USCXM	G	RMI	CID000914	Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA

USCXM	G	RMI	CID001522	Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA

USCXM	G	RMI	CID002506	Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA

USCXM	G	RMI	CID001192	Tantalum	Mitsui Mining & Smelting	Mitsui Mining and Smelting Co., Ltd.	JAPAN

USCXM	G	RMI	CID000917	Tantalum	Jiujiang Tanbre Co., Ltd.	Jiujiang Tanbre Co., Ltd.	CHINA

USCXM	N	RMI	CID001969	Tantalum	Ulba Metallurgical Plant JSC	Ulba Metallurgical Plant JSC	KAZAKHSTAN

USCXM	N	RMI	CID001969	Tantalum	Ulba Metallurgical Plant JSC	Ulba Metallurgical Plant JSC	KAZAKHSTAN

Hejin	P	RMI	CID000258	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA

Hejin	P	RMI	CID002551	Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA

Hejin	P	RMI	CID002513	Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	CHINA

Hejin	P	RMI	CID000568	Tungsten	Global Tungsten & Powders Corp.	Global Tungsten & Powders LLC	UNITED STATES OF AMERICA

Hejin	AS	RMI	CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA

Hejin	AS	RMI	CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA

(c)	Summary for Smelter Country List:

Country	Gold	Tantalum	Tin	Tungsten
AUSTRALIA	V

AUSTRIA				V

BELGIUM			V

BOLIVIA (PLURINATIONAL STATE OF)			V

BRAZIL		V	V

CANADA	V

CHINA	V	V	V	V

ESTONIA		V

GERMANY	V	V		V

INDIA		V

INDONESIA			V

ITALY	V

JAPAN	V	V	V	V

KAZAKHSTAN		V

MALAYSIA			V

MEXICO		V

PERU			V

SPAIN	V

SWITZERLAND	V

TAIWAN, PROVINCE OF CHINA	V

THAILAND		V	V

UNITED STATES OF AMERICA	V	V		V

VIET NAM				V

(d)	Total Smelter List:

Supplier code	Source of Smelter Identification Number	Smelter ID	Metal	Smelter Reference List	Smelter Name	State/ Province/ Region	Smelter Country	Assessment Status
A	RMI	CID000077	Gold	Argor-Heraeus S.A.	Argor-Heraeus S.A.	Mendrisio, Ticino	SWITZERLAND	Conformant

A	RMI	CID000082	Gold	Asahi Pretec Corp.	Asahi Pretec Corp.	Kobe, Hyogo, Japan	JAPAN	Conformant

A	RMI	CID000402	Tin	Dowa	Dowa	Kosaka, Akita	JAPAN	Conformant

A	RMI	CID000538	Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Gejiu, Yunnan Sheng	CHINA	Conformant

A	RMI	CID000707	Gold	Heraeus Metals Hong Kong Ltd.	Heraeus Metals Hong Kong Ltd.	Fanling, Hong Kong SAR	CHINA	Conformant

A	RMI	CID000807	Gold	Ishifuku Metal Industry Co., Ltd.	Ishifuku Metal Industry Co., Ltd.	Soka, Saitama	JAPAN	Conformant

A	RMI	CID000924	Gold	Asahi Refining Canada Ltd.	Asahi Refining Canada Ltd.	Brampton, Ontario	CANADA	Conformant

A	RMI	CID000937	Gold	JX Nippon Mining & Metals Co., Ltd.	JX Nippon Mining & Metals Co., Ltd.	Ōita, Ôita	JAPAN	Conformant

A	RMI	CID001105	Tin	Malaysia Smelting Corporation (MSC)	Malaysia Smelting Corporation (MSC)	Butterworth, Pulau Pinang	MALAYSIA	Conformant

A	RMI	CID001119	Gold	Matsuda Sangyo Co., Ltd.	Matsuda Sangyo Co., Ltd.	Iruma, Saitama	JAPAN	Conformant

A	RMI	CID001173	Tin	Mineracao Taboca S.A.	Mineracao Taboca S.A.	Bairro Guarapiranga, Pirapora do Bom Jesus City, São Paulo	BRAZIL	Conformant

A	RMI	CID001182	Tin	Minsur	Minsur	Paracas, Ika	PERU	Conformant

A	RMI	CID001188	Gold	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	Tokyo, Tokyo	JAPAN	Conformant

A	RMI	CID001191	Tin	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	Tokyo, Tokyo	JAPAN	Conformant

A	RMI	CID001193	Gold	Mitsui Mining and Smelting Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	Takehara, Hiroshima	JAPAN	Conformant

A	RMI	CID001259	Gold	Nihon Material Co., Ltd.	Nihon Material Co., Ltd.	Noda, Chiba	JAPAN	Conformant

A	RMI	CID001337	Tin	Operaciones Metalurgicas S.A.	Operaciones Metalurgicas S.A.	Oruro, Oruro	BOLIVIA (PLURINATIONAL STATE OF)	Conformant

A	RMI	CID001352	Gold	MKS PAMP SA	MKS PAMP SA	Geneva, Genève	SWITZERLAND	Conformant

A	RMI	CID001460	Tin	PT Refined Bangka Tin	PT Refined Bangka Tin	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	Conformant

A	RMI	CID001463	Tin	PT Sariwiguna Binasentosa	PT Sariwiguna Binasentosa	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	Conformant

A	RMI	CID001468	Tin	PT Stanindo Inti Perkasa	PT Stanindo Inti Perkasa	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	Conformant

A	RMI	CID001477	Tin	PT Timah Tbk Kundur	PT Timah Tbk Kundur	Kundur, Riau	INDONESIA	Conformant

A	RMI	CID001482	Tin	PT Timah Tbk Mentok	PT Timah Tbk Mentok	Mentok, Kepulauan Bangka Belitung	INDONESIA	Conformant

A	RMI	CID001798	Gold	Sumitomo Metal Mining Co., Ltd.	Sumitomo Metal Mining Co., Ltd.	Saijo, Wehime	JAPAN	Conformant

A	RMI	CID001875	Gold	Tanaka Kikinzoku Kogyo K.K.	Tanaka Kikinzoku Kogyo K.K.	Hiratsuka, Kanagawa	JAPAN	Conformant

A	RMI	CID001898	Tin	Thaisarco	Thaisarco	Amphur Muang, Phuket	THAILAND	Conformant

A	RMI	CID001938	Gold	Tokuriki Honten Co., Ltd.	Tokuriki Honten Co., Ltd.	Kuki, Saitama	JAPAN	Conformant

A	RMI	CID002030	Gold	Western Australian Mint (T/a The Perth Mint)	Western Australian Mint (T/a The Perth Mint)	Newburn, Western Australia	AUSTRALIA	Conformant

A	RMI	CID002158	Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	Gejiu, Yunnan Sheng	CHINA	Conformant

A	RMI	CID002773	Tin	Aurubis Beerse	Aurubis Beerse	Beerse, Antwerpen	BELGIUM	Conformant

A	RMI	CID002835	Tin	PT Menara Cipta Mulia	PT Menara Cipta Mulia	Mentawak, Kepulauan Bangka Belitung	INDONESIA	Conformant

A	RMI	CID003116	Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	Chaozhou, Guangdong Sheng	CHINA	Conformant

C	RMI	CID002557	Tantalum	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	Boyertown, Pennsylvania	UNITED STATES OF AMERICA	Conformant

C	RMI	CID002558	Tantalum	Global Advanced Metals Aizu	Global Advanced Metals Aizu	Aizuwakamatsu, Fukushima	JAPAN	Conformant

C	RMI	CID002544	Tantalum	H.C. Starck Co., Ltd.	TANIOBIS Co., Ltd.	Map Ta Phut, Rayong	Thailand	Conformant

C	RMI	CID002557	Tantalum	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	Boyertown, Pennsylvania	United States Of America	Conformant

C	RMI	CID002558	Tantalum	Global Advanced Metals Aizu	Global Advanced Metals Aizu	Aizuwakamatsu, Fukushima	JAPAN	Conformant

C	RMI	CID002544	Tantalum	H.C. Starck Co., Ltd.	TANIOBIS Co., Ltd.	Map Ta Phut, Rayong	Thailand	Conformant

C	RMI	CID002557	Tantalum	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	Boyertown, Pennsylvania	United States Of America	Conformant

C	RMI	CID002558	Tantalum	Global Advanced Metals Aizu	Global Advanced Metals Aizu	Aizuwakamatsu, Fukushima	JAPAN	Conformant

C	RMI	CID002544	Tantalum	H.C. Starck Co., Ltd.	TANIOBIS Co., Ltd.	Map Ta Phut, Rayong	Thailand	Conformant

C	RMI	CID002557	Tantalum	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	Boyertown, Pennsylvania	United States Of America	Conformant

C	RMI	CID002558	Tantalum	Global Advanced Metals Aizu	Global Advanced Metals Aizu	Aizuwakamatsu, Fukushima	JAPAN	Conformant

D	RMI	CID000258	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

D	RMI	CID000568	Tungsten	Global Tungsten & Powders Corp.	Global Tungsten & Powders LLC	Towanda, Pennsylvania	UNITED STATES OF AMERICA	Conformant

D	RMI	CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	Xiamen, Fujian Sheng	CHINA	Conformant

D	RMI	CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

D	RMI	CID002513	Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	Chenzhou, Hunan Sheng	CHINA	Conformant

D	RMI	CID002551	Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

D	RMI	CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	Xiamen, Fujian Sheng	CHINA	Conformant

D	RMI	CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

D	RMI	CID000258	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

D	RMI	CID002551	Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

D	RMI	CID002513	Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	Chenzhou, Hunan Sheng	CHINA	Conformant

D	RMI	CID000568	Tungsten	Global Tungsten & Powders Corp.	Global Tungsten & Powders LLC	Towanda, Pennsylvania	UNITED STATES OF AMERICA	Conformant

D	RMI	CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	Xiamen, Fujian Sheng	CHINA	Conformant

D	RMI	CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

D	RMI	CID000258	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

D	RMI	CID002551	Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

D	RMI	CID002513	Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	Chenzhou, Hunan Sheng	CHINA	Conformant

D	RMI	CID000568	Tungsten	Global Tungsten & Powders Corp.	Global Tungsten & Powders LLC	Towanda, Pennsylvania	UNITED STATES OF AMERICA	Conformant

D	RMI	CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	Xiamen, Fujian Sheng	CHINA	Conformant

D	RMI	CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

D	RMI	CID000258	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

D	RMI	CID002551	Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

D	RMI	CID002513	Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	Chenzhou, Hunan Sheng	CHINA	Conformant

D	RMI	CID000568	Tungsten	Global Tungsten & Powders Corp.	Global Tungsten & Powders LLC	Towanda, Pennsylvania	UNITED STATES OF AMERICA	Conformant

E	RMI	CID001277	Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	Shizuishan City, Ningxia Huizi Zizhiqu	CHINA	Conformant

E	RMI	CID002548	Tantalum	Materion Newton Inc.	Materion Newton Inc.	Newton, Massachusetts	UNITED STATES OF AMERICA	Conformant

E	RMI	CID002505	Tantalum	FIR Metals & Resource Ltd.	FIR Metals & Resource Ltd.	Zhuzhou, Hunan Sheng	CHINA	Conformant

E	RMI	CID001277	Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	Shizuishan City, Ningxia Huizi Zizhiqu	CHINA	Conformant

E	RMI	CID002548	Tantalum	Materion Newton Inc.	Materion Newton Inc.	Newton, Massachusetts	UNITED STATES OF AMERICA	Conformant

E	RMI	CID001277	Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	Shizuishan City, Ningxia Huizi Zizhiqu	CHINA	Conformant

E	RMI	CID002505	Tantalum	FIR Metals & Resource Ltd.	FIR Metals & Resource Ltd.	Zhuzhou, Hunan Sheng	CHINA	Conformant

E	RMI	CID002548	Tantalum	Materion Newton Inc.	Materion Newton Inc.	Newton, Massachusetts	UNITED STATES OF AMERICA	Conformant

E	RMI	CID001277	Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	Shizuishan City, Ningxia Huizi Zizhiqu	CHINA	Conformant

E	RMI	CID002505	Tantalum	FIR Metals & Resource Ltd.	FIR Metals & Resource Ltd.	Zhuzhou, Hunan Sheng	CHINA	Conformant

E	RMI	CID002548	Tantalum	Materion Newton Inc.	Materion Newton Inc.	Newton, Massachusetts	UNITED STATES OF AMERICA	Conformant

E	RMI	CID001277	Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	Shizuishan City, Ningxia Huizi Zizhiqu	CHINA	Conformant

E	RMI	CID002505	Tantalum	FIR Metals & Resource Ltd.	FIR Metals & Resource Ltd.	Zhuzhou, Hunan Sheng	CHINA	Conformant

G	RMI	CID001875	Gold	Tanaka Kikinzoku Kogyo K.K.	Tanaka Kikinzoku Kogyo K.K.	Hiratsuka, Kanagawa	JAPAN	Conformant

G	RMI	CID000914	Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Jiujiang, Jiangxi Sheng	CHINA	Conformant

G	RMI	CID000917	Tantalum	Jiujiang Tanbre Co., Ltd.	Jiujiang Tanbre Co., Ltd.	Jiujiang, Jiangxi Sheng	CHINA	Conformant

G	RMI	CID001163	Tantalum	Metallurgical Products India Pvt., Ltd.	Metallurgical Products India Pvt., Ltd.	District Raigad, Mahārāshtra	INDIA	Conformant

G	RMI	CID001192	Tantalum	Mitsui Mining and Smelting Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	Omuta, Fukuoka	JAPAN	Conformant

G	RMI	CID001522	Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	Yanling Jincheng Tantalum & Niobium Co., Ltd.	Zhuzhou, Hunan Sheng	CHINA	Conformant

G	RMI	CID001969	Tantalum	Ulba Metallurgical Plant JSC	Ulba Metallurgical Plant JSC	Ust-Kamenogorsk, Qaraghandy oblysy	KAZAKHSTAN	Conformant

G	RMI	CID002504	Tantalum	D Block Metals, LLC	D Block Metals, LLC	Lincolnton, North Carolina	UNITED STATES OF AMERICA	Conformant

G	RMI	CID002506	Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Jiujiang, Jiangxi Sheng	CHINA	Conformant

G	RMI	CID002544	Tantalum	TANIOBIS Co., Ltd.	TANIOBIS Co., Ltd.	Map Ta Phut, Rayong	THAILAND	Conformant

G	RMI	CID002545	Tantalum	TANIOBIS GmbH	TANIOBIS GmbH	Goslar, Niedersachsen	GERMANY	Conformant

G	RMI	CID002549	Tantalum	TANIOBIS Japan Co., Ltd.	TANIOBIS Japan Co., Ltd.	Mito, Ibaraki	JAPAN	Conformant

G	RMI	CID002550	Tantalum	TANIOBIS Smelting GmbH & Co. KG	TANIOBIS Smelting GmbH & Co. KG	Laufenburg, Baden-Württemberg	GERMANY	Conformant

G	RMI	CID002557	Tantalum	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	Boyertown, Pennsylvania	UNITED STATES OF AMERICA	Conformant

G	RMI	CID002558	Tantalum	Global Advanced Metals Aizu	Global Advanced Metals Aizu	Aizuwakamatsu, Fukushima	JAPAN	Conformant

G	RMI	CID002504	Tantalum	D Block Metals, LLC	D Block Metals, LLC	Lincolnton, North Carolina	UNITED STATES OF AMERICA	Conformant

G	RMI	CID001163	Tantalum	Metallurgical Products India Pvt., Ltd.	Metallurgical Products India Pvt., Ltd.	District Raigad, Mahārāshtra	INDIA	Conformant

G	RMI	CID000914	Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Jiujiang, Jiangxi Sheng	CHINA	Conformant

G	RMI	CID001522	Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	Yanling Jincheng Tantalum & Niobium Co., Ltd.	Zhuzhou, Hunan Sheng	CHINA	Conformant

G	RMI	CID002506	Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Jiujiang, Jiangxi Sheng	CHINA	Conformant

G	RMI	CID001192	Tantalum	Mitsui Mining & Smelting	Mitsui Mining and Smelting Co., Ltd.	Omuta, Fukuoka	JAPAN	Conformant

G	RMI	CID000917	Tantalum	Jiujiang Tanbre Co., Ltd.	Jiujiang Tanbre Co., Ltd.	Jiujiang, Jiangxi Sheng	CHINA	Conformant

G	RMI	CID002544	Tantalum	TANIOBIS Co., Ltd.	TANIOBIS Co., Ltd.	Map Ta Phut, Rayong	THAILAND	Conformant

G	RMI	CID002549	Tantalum	TANIOBIS Japan Co., Ltd.	TANIOBIS Japan Co., Ltd.	Mito, Ibaraki	JAPAN	Conformant

G	RMI	CID002550	Tantalum	TANIOBIS Smelting GmbH & Co. KG	TANIOBIS Smelting GmbH & Co. KG	Laufenburg, Baden-Württemberg	GERMANY	Conformant

G	RMI	CID002545	Tantalum	TANIOBIS GmbH	TANIOBIS GmbH	Goslar, Niedersachsen	GERMANY	Conformant

G	RMI	CID001969	Tantalum	Ulba Metallurgical Plant JSC	Ulba Metallurgical Plant JSC	Ust-Kamenogorsk, Qaraghandy oblysy	KAZAKHSTAN	Conformant

G	RMI	CID002558	Tantalum	Global Advanced Metals Aizu	Global Advanced Metals Aizu	Aizuwakamatsu, Fukushima	JAPAN	Conformant

G	RMI	CID002504	Tantalum	D Block Metals, LLC	D Block Metals, LLC	Lincolnton, North Carolina	UNITED STATES OF AMERICA	Conformant

G	RMI	CID001163	Tantalum	Metallurgical Products India Pvt., Ltd.	Metallurgical Products India Pvt., Ltd.	District Raigad, Mahārāshtra	INDIA	Conformant

G	RMI	CID002557	Tantalum	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	Boyertown, Pennsylvania	UNITED STATES OF AMERICA	Conformant

G	RMI	CID000914	Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Jiujiang, Jiangxi Sheng	CHINA	Conformant

G	RMI	CID001522	Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	Yanling Jincheng Tantalum & Niobium Co., Ltd.	Zhuzhou, Hunan Sheng	CHINA	Conformant

G	RMI	CID002506	Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Jiujiang, Jiangxi Sheng	CHINA	Conformant

G	RMI	CID001192	Tantalum	Mitsui Mining & Smelting	Mitsui Mining and Smelting Co., Ltd.	Omuta, Fukuoka	JAPAN	Conformant

G	RMI	CID000917	Tantalum	Jiujiang Tanbre Co., Ltd.	Jiujiang Tanbre Co., Ltd.	Jiujiang, Jiangxi Sheng	CHINA	Conformant

G	RMI	CID001163	Tantalum	Metallurgical Products India Pvt., Ltd.	Metallurgical Products India Pvt., Ltd.	District Raigad, Mahārāshtra	INDIA	Conformant

G	RMI	CID002589	Tungsten	Niagara Refining LLC	Niagara Refining LLC	Depew, New York	UNITED STATES OF AMERICA	Conformant

G	RMI	CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	Xiamen, Fujian Sheng	CHINA	Conformant

G	RMI	CID002320	Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	Xiamen Tungsten (H.C.) Co., Ltd.	Xiamen, Fujian Sheng	CHINA	Conformant

G	RMI	CID000258	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

G	RMI	CID000825	Tungsten	Japan New Metals Co., Ltd.	Japan New Metals Co., Ltd.	Akita City, Akita	JAPAN	Conformant

G	RMI	CID002544	Tantalum	TANIOBIS Co., Ltd.	TANIOBIS Co., Ltd.	Map Ta Phut, Rayong	THAILAND	Conformant

G	RMI	CID002549	Tantalum	TANIOBIS Japan Co., Ltd.	TANIOBIS Japan Co., Ltd.	Mito, Ibaraki	JAPAN	Conformant

G	RMI	CID002550	Tantalum	TANIOBIS Smelting GmbH & Co. KG	TANIOBIS Smelting GmbH & Co. KG	Laufenburg, Baden-Württemberg	GERMANY	Conformant

G	RMI	CID002545	Tantalum	TANIOBIS GmbH	TANIOBIS GmbH	Goslar, Niedersachsen	GERMANY	Conformant

G	RMI	CID001969	Tantalum	Ulba Metallurgical Plant JSC	Ulba Metallurgical Plant JSC	Ust-Kamenogorsk, Qaraghandy oblysy	KAZAKHSTAN	Conformant

G	RMI	CID002558	Tantalum	Global Advanced Metals Aizu	Global Advanced Metals Aizu	Aizuwakamatsu, Fukushima	JAPAN	Conformant

G	RMI	CID002504	Tantalum	D Block Metals, LLC	D Block Metals, LLC	Lincolnton, North Carolina	UNITED STATES OF AMERICA	Conformant

G	RMI	CID001163	Tantalum	Metallurgical Products India Pvt., Ltd.	Metallurgical Products India Pvt., Ltd.	District Raigad, Mahārāshtra	INDIA	Conformant

G	RMI	CID002557	Tantalum	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	Boyertown, Pennsylvania	UNITED STATES OF AMERICA	Conformant

G	RMI	CID000914	Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Jiujiang, Jiangxi Sheng	CHINA	Conformant

G	RMI	CID001522	Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	Yanling Jincheng Tantalum & Niobium Co., Ltd.	Zhuzhou, Hunan Sheng	CHINA	Conformant

G	RMI	CID002506	Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Jiujiang, Jiangxi Sheng	CHINA	Conformant

G	RMI	CID001192	Tantalum	Mitsui Mining & Smelting	Mitsui Mining and Smelting Co., Ltd.	Omuta, Fukuoka	JAPAN	Conformant

G	RMI	CID000917	Tantalum	Jiujiang Tanbre Co., Ltd.	Jiujiang Tanbre Co., Ltd.	Jiujiang, Jiangxi Sheng	CHINA	Conformant

G	RMI	CID001163	Tantalum	Metallurgical Products India Pvt., Ltd.	Metallurgical Products India Pvt., Ltd.	District Raigad, Mahārāshtra	INDIA	Conformant

G	RMI	CID002544	Tantalum	TANIOBIS Co., Ltd.	TANIOBIS Co., Ltd.	Map Ta Phut, Rayong	THAILAND	Conformant

G	RMI	CID002549	Tantalum	TANIOBIS Japan Co., Ltd.	TANIOBIS Japan Co., Ltd.	Mito, Ibaraki	JAPAN	Conformant

G	RMI	CID002550	Tantalum	TANIOBIS Smelting GmbH & Co. KG	TANIOBIS Smelting GmbH & Co. KG	Laufenburg, Baden-Württemberg	GERMANY	Conformant

G	RMI	CID002545	Tantalum	TANIOBIS GmbH	TANIOBIS GmbH	Goslar, Niedersachsen	GERMANY	Conformant

G	RMI	CID001969	Tantalum	Ulba Metallurgical Plant JSC	Ulba Metallurgical Plant JSC	Ust-Kamenogorsk, Qaraghandy oblysy	KAZAKHSTAN	Conformant

G	RMI	CID002558	Tantalum	Global Advanced Metals Aizu	Global Advanced Metals Aizu	Aizuwakamatsu, Fukushima	JAPAN	Conformant

G	RMI	CID002504	Tantalum	D Block Metals, LLC	D Block Metals, LLC	Lincolnton, North Carolina	UNITED STATES OF AMERICA	Conformant

G	RMI	CID001163	Tantalum	Metallurgical Products India Pvt., Ltd.	Metallurgical Products India Pvt., Ltd.	District Raigad, Mahārāshtra	INDIA	Conformant

G	RMI	CID002557	Tantalum	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	Boyertown, Pennsylvania	UNITED STATES OF AMERICA	Conformant

G	RMI	CID000914	Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Jiujiang, Jiangxi Sheng	CHINA	Conformant

G	RMI	CID001522	Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	Yanling Jincheng Tantalum & Niobium Co., Ltd.	Zhuzhou, Hunan Sheng	CHINA	Conformant

G	RMI	CID002506	Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Jiujiang, Jiangxi Sheng	CHINA	Conformant

G	RMI	CID001192	Tantalum	Mitsui Mining & Smelting	Mitsui Mining and Smelting Co., Ltd.	Omuta, Fukuoka	JAPAN	Conformant

G	RMI	CID000917	Tantalum	Jiujiang Tanbre Co., Ltd.	Jiujiang Tanbre Co., Ltd.	Jiujiang, Jiangxi Sheng	CHINA	Conformant

G	RMI	CID001163	Tantalum	Metallurgical Products India Pvt., Ltd.	Metallurgical Products India Pvt., Ltd.	District Raigad, Mahārāshtra	INDIA	Conformant

I	RMI	CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

I	RMI	CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	Xiamen, Fujian Sheng	CHINA	Conformant

I	RMI	CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

I	RMI	CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	Xiamen, Fujian Sheng	CHINA	Conformant

I	RMI	CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

I	RMI	CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	Xiamen, Fujian Sheng	CHINA	Conformant

I	RMI	CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

I	RMI	CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	Xiamen, Fujian Sheng	CHINA	Conformant

I	RMI	CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

I	RMI	CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	Xiamen, Fujian Sheng	CHINA	Conformant

J	RMI	CID000004	Tungsten	A.L.M.T. Corp.	A.L.M.T. Corp.	Toyama City, Toyama	JAPAN	Conformant

J	RMI	CID000568	Tungsten	Global Tungsten & Powders Corp.	Global Tungsten & Powders LLC	Towanda, Pennsylvania	UNITED STATES OF AMERICA	Conformant

J	RMI	CID002044	Tungsten	Wolfram Bergbau und Hutten AG	Wolfram Bergbau und Hutten AG	St. Martin i-S, Steiermark	AUSTRIA	Conformant

J	RMI	CID002316	Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	Jiangxi Yaosheng Tungsten Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

J	RMI	CID002318	Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	Tonggu, Jiangxi Sheng	CHINA	Conformant

J	RMI	CID002320	Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	Xiamen Tungsten (H.C.) Co., Ltd.	Xiamen, Fujian Sheng	CHINA	Conformant

J	RMI	CID002541	Tungsten	H.C. Starck Tungsten GmbH	H.C. Starck Tungsten GmbH	Goslar, Niedersachsen	GERMANY	Conformant

J	RMI	CID002543	Tungsten	Masan High-Tech Materials	Masan High-Tech Materials	Dai Tu, Thái Nguyên	VIET NAM	Conformant

J	RMI	CID002589	Tungsten	Niagara Refining LLC	Niagara Refining LLC	Depew, New York	UNITED STATES OF AMERICA	Conformant

J	RMI	CID000077	Gold	Argor-Heraeus S.A.	Argor-Heraeus S.A.	Mendrisio, Ticino	SWITZERLAND	Conformant

J	RMI	CID001534	Gold	Royal Canadian Mint	Royal Canadian Mint	Ottawa, Ontario	CANADA	Conformant

J	RMI	CID000233	Gold	Chimet S.p.A.	Chimet S.p.A.	Arezzo, Toscana	ITALY	Conformant

J	RMI	CID001585	Gold	SEMPSA Joyeria Plateria S.A.	SEMPSA Joyeria Plateria S.A.	Madrid, Madrid, Comunidad de	SPAIN	Conformant

J	RMI	CID001163	Tantalum	Metallurgical Products India Pvt., Ltd.	Metallurgical Products India Pvt., Ltd.	District Raigad, Mahārāshtra	INDIA	Conformant

J	RMI	CID001175	Tantalum	Mineracao Taboca S.A.	Mineracao Taboca S.A.	Presidente Figueiredo, Amazonas	BRAZIL	Conformant

J	RMI	CID001200	Tantalum	NPM Silmet AS	NPM Silmet AS	Sillamäe, Ida-Virumaa	ESTONIA	Conformant

J	RMI	CID001277	Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	Shizuishan City, Ningxia Huizi Zizhiqu	CHINA	Conformant

J	RMI	CID001522	Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	Yanling Jincheng Tantalum & Niobium Co., Ltd.	Zhuzhou, Hunan Sheng	CHINA	Conformant

J	RMI	CID001891	Tantalum	Telex Metals	Telex Metals	Croydon, Pennsylvania	UNITED STATES OF AMERICA	Conformant

J	RMI	CID001969	Tantalum	Ulba Metallurgical Plant JSC	Ulba Metallurgical Plant JSC	Ust-Kamenogorsk, Qaraghandy oblysy	KAZAKHSTAN	Conformant

J	RMI	CID002492	Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Hengyang King Xing Lifeng New Materials Co., Ltd.	Hengyang, Hunan Sheng	CHINA	Conformant

J	RMI	CID002504	Tantalum	D Block Metals, LLC	D Block Metals, LLC	Lincolnton, North Carolina	UNITED STATES OF AMERICA	Conformant

J	RMI	CID002505	Tantalum	FIR Metals & Resource Ltd.	FIR Metals & Resource Ltd.	Zhuzhou, Hunan Sheng	CHINA	Conformant

J	RMI	CID002539	Tantalum	KEMET de Mexico	KEMET de Mexico	Matamoros, Tamaulipas	MEXICO	Conformant

J	RMI	CID002544	Tantalum	TANIOBIS Co., Ltd.	TANIOBIS Co., Ltd.	Map Ta Phut, Rayong	THAILAND	Conformant

J	RMI	CID002545	Tantalum	TANIOBIS GmbH	TANIOBIS GmbH	Goslar, Niedersachsen	GERMANY	Conformant

J	RMI	CID002549	Tantalum	TANIOBIS Japan Co., Ltd.	TANIOBIS Japan Co., Ltd.	Mito, Ibaraki	JAPAN	Conformant

J	RMI	CID002550	Tantalum	TANIOBIS Smelting GmbH & Co. KG	TANIOBIS Smelting GmbH & Co. KG	Laufenburg, Baden-Württemberg	GERMANY	Conformant

J	RMI	CID002557	Tantalum	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	Boyertown, Pennsylvania	UNITED STATES OF AMERICA	Conformant

J	RMI	CID002842	Tantalum	Jiangxi Tuohong New Raw Material	Jiangxi Tuohong New Raw Material	Yi Chun City, Jiangxi Sheng	CHINA	Conformant

J	RMI	CID000460	Tantalum	F&X Electro-Materials Ltd.	F&X Electro-Materials Ltd.	Jiangmen, Guangdong Sheng	CHINA	Conformant

J	RMI	CID000616	Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	XIMEI RESOURCES (GUANGDONG) LIMITED	Yingde, Guangdong Sheng	CHINA	Conformant

J	RMI	CID000914	Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Jiujiang, Jiangxi Sheng	CHINA	Conformant

J	RMI	CID000917	Tantalum	Jiujiang Tanbre Co., Ltd.	Jiujiang Tanbre Co., Ltd.	Jiujiang, Jiangxi Sheng	CHINA	Conformant

J	RMI	CID001163	Tantalum	Metallurgical Products India Pvt., Ltd.	Metallurgical Products India Pvt., Ltd.	District Raigad, Mahārāshtra	INDIA	Conformant

J	RMI	CID001200	Tantalum	NPM Silmet AS	NPM Silmet AS	Sillamäe, Ida-Virumaa	ESTONIA	Conformant

J	RMI	CID001277	Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	Shizuishan City, Ningxia Huizi Zizhiqu	CHINA	Conformant

J	RMI	CID001522	Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	Yanling Jincheng Tantalum & Niobium Co., Ltd.	Zhuzhou, Hunan Sheng	CHINA	Conformant

J	RMI	CID001891	Tantalum	Telex Metals	Telex Metals	Croydon, Pennsylvania	UNITED STATES OF AMERICA	Conformant

J	RMI	CID001969	Tantalum	Ulba Metallurgical Plant JSC	Ulba Metallurgical Plant JSC	Ust-Kamenogorsk, Qaraghandy oblysy	KAZAKHSTAN	Conformant

J	RMI	CID002492	Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Hengyang King Xing Lifeng New Materials Co., Ltd.	Hengyang, Hunan Sheng	CHINA	Conformant

J	RMI	CID002504	Tantalum	D Block Metals, LLC	D Block Metals, LLC	Lincolnton, North Carolina	UNITED STATES OF AMERICA	Conformant

J	RMI	CID002505	Tantalum	FIR Metals & Resource Ltd.	FIR Metals & Resource Ltd.	Zhuzhou, Hunan Sheng	CHINA	Conformant

J	RMI	CID002545	Tantalum	TANIOBIS GmbH	TANIOBIS GmbH	Goslar, Niedersachsen	GERMANY	Conformant

J	RMI	CID002548	Tantalum	Materion Newton Inc.	Materion Newton Inc.	Newton, Massachusetts	UNITED STATES OF AMERICA	Conformant

J	RMI	CID002557	Tantalum	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	Boyertown, Pennsylvania	UNITED STATES OF AMERICA	Conformant

J	RMI	CID002558	Tantalum	Global Advanced Metals Aizu	Global Advanced Metals Aizu	Aizuwakamatsu, Fukushima	JAPAN	Conformant

J	RMI	CID002842	Tantalum	Jiangxi Tuohong New Raw Material	Jiangxi Tuohong New Raw Material	Yi Chun City, Jiangxi Sheng	CHINA	Conformant

J	RMI	CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	Xiamen, Fujian Sheng	CHINA	Conformant

J	RMI	CID000258	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

K	RMI	CID000113	Gold	Aurubis AG	Aurubis AG	Hamburg, Hamburg	GERMANY	Conformant

K	RMI	CID000460	Tantalum	F&X Electro-Materials Ltd.	F&X Electro-Materials Ltd.	Jiangmen, Guangdong Sheng	CHINA	Conformant

K	RMI	CID001192	Tantalum	Mitsui Mining and Smelting Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	Omuta, Fukuoka	JAPAN	Conformant

K	RMI	CID000966	Tungsten	Kennametal Fallon	Kennametal Fallon	Fallon, Nevada	UNITED STATES OF AMERICA	Conformant

K	RMI	CID000105	Tungsten	Kennametal Huntsville	Kennametal Huntsville	Huntsville, Alabama	UNITED STATES OF AMERICA	Conformant

K	RMI	CID002548	Tantalum	H.C. Starck Inc.	Materion Newton Inc.	Newton, Massachusetts	UNITED STATES OF AMERICA	Conformant

K	RMI	CID000711	Gold	Heraeus Germany GmbH Co. KG	Heraeus Germany GmbH Co. KG	Hanau, Hessen	GERMANY	Conformant

M	RMI	CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	Xiamen, Fujian Sheng	CHINA	Conformant

M	RMI	CID000258	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

M	RMI	CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	Xiamen, Fujian Sheng	CHINA	Conformant

M	RMI	CID000258	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

M	RMI	CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	Xiamen, Fujian Sheng	CHINA	Conformant

M	RMI	CID000258	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

N	RMI	CID002548	Tantalum	Materion Newton Inc.	Materion Newton Inc.	Newton, Massachusetts	UNITED STATES OF AMERICA	Conformant

N	RMI	CID001969	Tantalum	Ulba Metallurgical Plant JSC	Ulba Metallurgical Plant JSC	Ust-Kamenogorsk, Qaraghandy oblysy	KAZAKHSTAN	Conformant

N	RMI	CID001969	Tantalum	Ulba Metallurgical Plant JSC	Ulba Metallurgical Plant JSC	Ust-Kamenogorsk, Qaraghandy oblysy	KAZAKHSTAN	Conformant

O	RMI	CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	Xiamen, Fujian Sheng	CHINA	Conformant

O	RMI	CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	Xiamen, Fujian Sheng	CHINA	Conformant

P	RMI	CID000258	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

P	RMI	CID002551	Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

P	RMI	CID002513	Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	Chenzhou, Hunan Sheng	CHINA	Conformant

P	RMI	CID000568	Tungsten	Global Tungsten & Powders Corp.	Global Tungsten & Powders LLC	Towanda, Pennsylvania	UNITED STATES OF AMERICA	Conformant

T	RMI	CID001875	Gold	Tanaka Kikinzoku Kogyo K.K.	Tanaka Kikinzoku Kogyo K.K.	Hiratsuka, Kanagawa	JAPAN	Conformant

W	RMI	CID001761	Gold	Solar Applied Materials Technology Corp.	Solar Applied Materials Technology Corp.	Tainan City, Tainan	TAIWAN, PROVINCE OF CHINA	Conformant

W	RMI	CID001761	Gold	Solar Applied Materials Technology Corp.	Solar Applied Materials Technology Corp.	Tainan City, Tainan	TAIWAN, PROVINCE OF CHINA	Conformant

W	RMI	CID002548	Tantalum	Materion Newton Inc.	Materion Newton Inc.	Newton, Massachusetts	UNITED STATES OF AMERICA	Conformant

AB	RMI	CID001119	Gold	Matsuda Sangyo Co., Ltd.	Matsuda Sangyo Co., Ltd.	Iruma, Saitama	JAPAN	Conformant

AC	RMI	CID001105	Tin	Malaysia Smelting Corporation (MSC)	Malaysia Smelting Corporation (MSC)	Butterworth, Pulau Pinang	MALAYSIA	Conformant

AC	RMI	CID002773	Tin	Aurubis Beerse	Aurubis Beerse	Beerse, Antwerpen	BELGIUM	Conformant

AC	RMI	CID001173	Tin	Mineracao Taboca S.A.	Mineracao Taboca S.A.	Bairro Guarapiranga, Pirapora do Bom Jesus City, São Paulo	BRAZIL	Conformant

AC	RMI	CID001182	Tin	Minsur	Minsur	Paracas, Ika	PERU	Conformant

AC	RMI	CID001337	Tin	Operaciones Metalurgicas S.A.	Operaciones Metalurgicas S.A.	Oruro, Oruro	BOLIVIA (PLURINATIONAL STATE OF)	Conformant

AC	RMI	CID001477	Tin	PT Timah Tbk Kundur	PT Timah Tbk Kundur	Kundur, Riau	INDONESIA	Conformant

AC	RMI	CID001482	Tin	PT Timah Tbk Mentok	PT Timah Tbk Mentok	Mentok, Kepulauan Bangka Belitung	INDONESIA	Conformant

AC	RMI	CID001898	Tin	Thaisarco	Thaisarco	Amphur Muang, Phuket	THAILAND	Conformant

AC	RMI	CID000538	Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Gejiu, Yunnan Sheng	CHINA	Conformant

AC	RMI	CID001191	Tin	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	Tokyo, Tokyo	JAPAN	Conformant

AC	RMI	CID000402	Tin	Dowa	Dowa	Kosaka, Akita	JAPAN	Conformant

AC	RMI	CID001460	Tin	PT Refined Bangka Tin	PT Refined Bangka Tin	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	Conformant

AC	RMI	CID002835	Tin	PT Menara Cipta Mulia	PT Menara Cipta Mulia	Mentawak, Kepulauan Bangka Belitung	INDONESIA	Conformant

AC	RMI	CID000707	Gold	Heraeus Metals Hong Kong Ltd.	Heraeus Metals Hong Kong Ltd.	Fanling, Hong Kong SAR	CHINA	Conformant

AD	RMI	CID001482	Tin	PT Timah Tbk Mentok	PT Timah Tbk Mentok	Mentok, Kepulauan Bangka Belitung	INDONESIA	Conformant

AD	RMI	CID001898	Tin	Thaisarco	Thaisarco	Amphur Muang, Phuket	THAILAND	Conformant

AD	RMI	CID002158	Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	Gejiu, Yunnan Sheng	CHINA	Conformant

AD	RMI	CID001105	Tin	Malaysia Smelting Corporation (MSC)	Malaysia Smelting Corporation (MSC)	Butterworth, Pulau Pinang	MALAYSIA	Conformant

AD	RMI	CID002773	Tin	Aurubis Beerse	Aurubis Beerse	Beerse, Antwerpen	BELGIUM	Conformant

AG	RMI	CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

AG	RMI	CID002551	Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

AG	RMI	CID002513	Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	Chenzhou, Hunan Sheng	CHINA	Conformant

AG	RMI	CID002551	Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

AG	RMI	CID002513	Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	Chenzhou, Hunan Sheng	CHINA	Conformant

AG	RMI	CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

AG	RMI	CID002551	Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

AG	RMI	CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	Xiamen, Fujian Sheng	CHINA	Conformant

AG	RMI	CID002513	Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	Chenzhou, Hunan Sheng	CHINA	Conformant

AG	RMI	CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

AG	RMI	CID002551	Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

AG	RMI	CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	Xiamen, Fujian Sheng	CHINA	Conformant

AG	RMI	CID002513	Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	Chenzhou, Hunan Sheng	CHINA	Conformant

AL	RMI	CID000185	Gold	CCR Refinery - Glencore Canada Corporation	CCR Refinery - Glencore Canada Corporation	Montréal, Quebec	CANADA	Conformant

AL	RMI	CID001113	Gold	Materion	Materion	Buffalo, New York	UNITED STATES OF AMERICA	Conformant

AL	RMI	CID001534	Gold	Royal Canadian Mint	Royal Canadian Mint	Ottawa, Ontario	CANADA	Conformant

AL	RMI	CID001153	Gold	Metalor Technologies S.A.	Metalor Technologies S.A.	Marin, Neuchâtel	SWITZERLAND	Conformant

AL	RMI	CID001761	Gold	Solar Applied Materials Technology Corp.	Solar Applied Materials Technology Corp.	Tainan City, Tainan	TAIWAN, PROVINCE OF CHINA	Conformant

AL	RMI	CID000258	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

AL	RMI	CID002320	Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	Xiamen Tungsten (H.C.) Co., Ltd.	Xiamen, Fujian Sheng	CHINA	Conformant

AL	RMI	CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	Xiamen, Fujian Sheng	CHINA	Conformant

AL	RMI	CID000825	Tungsten	Japan New Metals Co., Ltd.	Japan New Metals Co., Ltd.	Akita City, Akita	JAPAN	Conformant

AO	RMI	CID002544	Tantalum	TANIOBIS Co., Ltd.	TANIOBIS Co., Ltd.	Map Ta Phut, Rayong	THAILAND	Conformant

AO	RMI	CID002549	Tantalum	TANIOBIS Japan Co., Ltd.	TANIOBIS Japan Co., Ltd.	Mito, Ibaraki	JAPAN	Conformant

AO	RMI	CID002550	Tantalum	TANIOBIS Smelting GmbH & Co. KG	TANIOBIS Smelting GmbH & Co. KG	Laufenburg, Baden-Württemberg	GERMANY	Conformant

AO	RMI	CID002545	Tantalum	TANIOBIS GmbH	TANIOBIS GmbH	Goslar, Niedersachsen	GERMANY	Conformant

AO	RMI	CID002544	Tantalum	TANIOBIS Co., Ltd.	TANIOBIS Co., Ltd.	Map Ta Phut, Rayong	THAILAND	Conformant

AO	RMI	CID002545	Tantalum	TANIOBIS GmbH	TANIOBIS GmbH	Goslar, Niedersachsen	GERMANY	Conformant

AO	RMI	CID002549	Tantalum	TANIOBIS Japan Co., Ltd.	TANIOBIS Japan Co., Ltd.	Mito, Ibaraki	JAPAN	Conformant

AO	RMI	CID002550	Tantalum	TANIOBIS Smelting GmbH & Co. KG	TANIOBIS Smelting GmbH & Co. KG	Laufenburg, Baden-Württemberg	GERMANY	Conformant

AQ	RMI	CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

AQ	RMI	CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	Xiamen, Fujian Sheng	CHINA	Conformant

AS	RMI	CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

AS	RMI	CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	Xiamen, Fujian Sheng	CHINA	Conformant

AU	RMI	CID000460	Tantalum	F&X Electro-Materials Ltd.	F&X Electro-Materials Ltd.	Jiangmen, Guangdong Sheng	CHINA	Conformant

AV	RMI	CID002550	Tantalum	TANIOBIS Smelting GmbH & Co. KG	TANIOBIS Smelting GmbH & Co. KG	Laufenburg, Baden-Württemberg	GERMANY	Conformant